Exhibit 99.2
Certain statements in this presentation constitute “forward-looking statements.”  When used in this presentation and in the prepared
“expects,” “estimates,” “believes,” and similar expressions, and statements which are made in the future tense or refer to future event or developments, including, without limitation, those related to our third quarter 2011 guidance, including revenue, Guest
Entertainment revenue per room, adjusted operating cash flow, net income (loss), cash flow per room and growth initiatives revenue, are intended to identify such forward-looking statements.  Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following: the effects of economic conditions, including general financial conditions; the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality and costs; technological developments by competitors; developmental costs, difficulties and delays; relationships with customers and property owners; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets;
risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and
Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations.
These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
remarks during our July 27th conference call, as well as in response to the questions during the conference call, the words “intends,”

Revenue, Adjusted Operating Cash Flow and Earnings Per Share
Operating Income Up 35% with 10% Reduction in Operating Expenses
Excluding Swap Interest, LodgeNet Generated Positive Net Income
Diversified Hospitality Revenue Initiatives up 10% (per room)
Average Total Hospitality Revenue Down Less than 1% (per room)
Healthcare Revenue up 130% with Cedars-Sinai Installation
Next-Generation Envision System
Now Installed in Hotels within Four Seasons, Hilton, Hyatt & Starwood
Guests Usage Higher with New System
VOD 2.0 Delivering Greater Guest Engagement and Hollywood Movie Revenue (per room)

Second Quarter Highlights
Delivered On Financial Guidance Across All Metrics
Strategic Initiatives Continuing to Drive Growth

Envision Driving Success
Now Installed in Nine Marquee Hotels including
Four Seasons, Hilton, Hyatt and Starwood Brands
New Starwood Agreement Paves Way for Substantial Envision Upgrade Activity
Strong Accolades from Hoteliers at June HITEC Trade Show
Active Discussions with all Major Customers
Guest Usage of Interactive System Increases with Envision
3X Greater Engagement with On-System Information
Win/Win Value Prop from Evolving Suite of Interactive TV Apps
Hotels Can Increase Revenue and Decrease Costs with Apps
LodgeNet Per-room Cash Flow Poised to Increase 25% with Base Apps
Existing HD Rooms Can Benefit from Apps with Software Upgrade
Envision:  “Cloud Connected” Interactive Television
Successful Introduction and Reception from Hotels

LodgeNet

NEW PRICING
DAILY Deals
MANY CHOICES
Newest Movies
Daily Deals From $4.99
Adults Only
Best of TV On Demand
Great Destinations
CORINTHIAN
Movies as low as $4.99!
REELZ CHANNEL
IN YOUR ROOM
easy A
INCEPTION

Successful Launch of VOD 2.0
VOD 2.0 – A Fresh Approach to a Guest Favorite
June Launch – Launched in 1.1 Million Rooms
Tiered Pricing
New On-Screen Look
Marketing Earliest Window
New Promotional Tools
Buy Rates up
15-20%
Revenue Up
5-10%
Browsing Up
20-25%
More Guests into the System Higher Theatrical Purchase Rates
Immediate Positive Results in Hollywood Movie Purchases:
Positive Theatrical Revenue Impact

Guests Continuing to Buy Premium Titles
(Pre-DVD Release)
Browsing Split 55/45 Between Newest Movies & Daily Deals
59% Bought Premium (newest) Titles – 74% of Theatrical Movie Revenue
Biggest Revenue Lift in Analog Rooms
Successful Launch of VOD 2.0
Percent of Theatrical Movie Buys Percent of Theatrical Movie Revenue
59%
25%
16%
Premium Standard Daily Deals
74%
20%
6%
Premium Standard Daily Deals

LodgeNet

theCORINTHIAN
72°
JULY 22, 2010
11:59 AM
WATCH
EXPLORE
FREE
STAY
Flight Info
Guest Info
Local Guide
WELCOME MR. JOHN SMITH
We hope you enjoy your stay at our hotel.

Credit Card Purchase Option
(Currently in 130,000 rooms)
Entered by Guest Through Interactive TV System
13% of Guests Buy with Credit Card;  23% of MA Purchases
Other Alternative Payment Methods to be Tested in 2H’11
Other Merchandising Enhancements
Overall Hollywood Movie Revenue Up
June   +4%
July Outlook   +6%
Interactive Menu @ Turn-On
(430,000 rooms now)
TV Turns on to LodgeNet Interactive Menu versus Welcome Channel
Increases Movie Purchases by approximately 5%
Envision System Features this Protocol

LodgeNet

LodgeNet Healthcare

The University of Texas MD Anderson Cancer Center

Banner Health

Baylor Regional Medical Center at Plano

BWH Brigham and Women's Hospital
A Teaching Affiliate of Harvard Medical School

Cedars-Sinai

Children's Hospital of Pittsburgh of UPMC

Kaiser Permanente

Avera McKennan

NorthShore University HealthSystem

Ochsner Medical Center

Sanford Health

Tenet

The New United Hospital Center

LodgeNet Healthcare
Reinforces LodgeNet Healthcare as a Business Focused on Healthcare Industry
Allows Pursuit of Opportunities Within Federal Hospitals and Health Programs
Record Quarterly Income Up 130% from Q2’10
60 Hospitals Installed – 10 currently in backlog

New Subsidiary - Positioned To Drive Future Growth

$106.6
$113.1
Guest Entertainment        Diversified Revenues
Total Revenue Down 5.7%
Qtr/Qtr Revenue Changes:
Healthcare  +130%
System Sales & Related   +14%
Hotel Services  Flat
Growth Initiatives
Generate 47% of Total Revenue
Further Revenue Diversification
Revenue
($ in millions)

Q2 Revenue Per Room Comparison
Hospitality Revenue Per Room – Down Less than 1% vs. Q2 ‘10
Diversified Revenues – Up 9.8% on a Per-Room Basis
System Sales and Related
- Driven by Higher HDTV Equipment and Installation Sales
Q2 '11 Q2 '10
Hospitality Revenue
Guest Entertainment 11.56 $    12.54 $   (0.98) $      -7.8%
Hotel Services 6.98         6.48        0.50          7.7%
System Sales and Related 2.09         1.71        0.38          22.2%
Advertising Services 0.46         0.49        (0.03)         -6.1%
Total Revenue per Room 21.09 $    21.22 $   (0.13) $      -0.6%
Excluding Guest Entertainment 9.53 $      8.68 $     0.85 $       9.8%
Change
Q2 '11 vs Q2 '10
Growth in Strategic Initiatives Offset 87% of the Decline in Guest Entertainment Per Room
–
up 22% on a Per-Room Basis
-

High Definition Superior Performance
HD Rooms = 63% Higher Revenue per Month
vs. Analog Rooms
55% More Guest Entertainment
78% More TV Programming
Installed 12.3K HD Rooms in the Quarter
Average Investment of $140 Per Room
Capital Investment Per Room Down 32% vs. LY
Solid Return on Capital Investment
$140 - $180 Investment per Room
Capital Returned within 18 Months
New 5 Year Contracts Upon Signing / Renewal
HD Systems Now in More Than 285,000 Rooms (18% of Room Base)
Significant Revenue Opportunity as HD Penetration Increases
Guest Entertainment              TV Programming
Q2 ‘11 Revenue Per Room Per Month
Trailing Twelve Months

$0
$5
$10
$15
$20
$25
$30
Analog
Rooms
HD Rooms
63%  Higher
HD Room Revenue

ppt
Q2 '11 Q2 '10
   Guest Entertainment 61.7% 61.9% -0.2%
   Hotel Services 16.7% 13.1% 3.6%
   System Sales & Related 30.5% 32.6% -2.1%
   Advertising Services 43.5% 47.3% -3.8%
   Healthcare 53.0% 48.8% 4.2%
Total Gross Margin 43.6% 44.4% -0.8%
Change

Steady Gross Margins
Strong Gross Margin Performance Across All Service Lines
Hotel Services – Improved Margin on FTG Programming
Healthcare –
Strong Margin on Recurring Revenue

Lower Operating Expenses
Disciplined Expense Control
Down 10.3% from Q2 ‘10
Reductions Driven by:
- Workforce Reduction in Q1
- Lower Professional Services/Legal Fees
Operating Expenses Expected to Continue
Below 2010 Levels

$22.9
$20.6
Operating Expenses  ($ in millions)

LodgeNet

$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$-
60.0%
40.0%
20.0%
0.0%
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
AOCF Margin
AOCF Margin

Profitability Metrics
* Adjusted Operating Cash Flow Definition  - see slide 18
Maintaining High
Operating Margins
Attractive Product Margins
Gross Margin Improvements Offset
Impact of Mix Change
Reduce Fixed Operating Expenses

Adjusted Operating Cash Flow
(Trailing Twelve Months, $ in millions)
$112.9 $115.1 $109.5 $108.3 $106.9
24.2% 24.6% 24.7% 24.5% 24.5%

Profitability Metrics
Operating Income Up 35%
- Maintained High Operating Margins
- Lower Depreciation & Amortization
Net Loss Per Share Improved 6%
Approaching Positive Net Income
-
Q2 Net Income to Common Would Have Been
Positive With Normalized Interest Expense

$(0.17)
$(0.18)
Net Loss Per Common Share
($ in millions)
$8.2
$6.1
Operating Income
($ in millions)
$10
$8
$6
$4
$2
$0
Q2 '10
Q2 '11
-$0.10
-$0.15
-$0.20
Q2 '10
Q2 '10

Free Cash Flow Analysis*
*Free Cash Flow Definition see slide 18
** Share Count with Preferred Stock Converted  40.28mm Shares
Quarterly Comparison
($ in millions)

Q2 '11
Q2 '11 Q2 '10 W/Converted Share**
Adjusted Operating Cash Flow 26.4 $    27.9 $   0.66 $
Interest Payments (11.6)      (7.8)
Working Capital (net) (6.5)        7.0
Pre-Investment Cash Flow 8.3 $      27.0 $   0.21 $
Corporate Assets (3.0)        (2.4)
HD Upgrades and Minor Extensions (2.8)        (1.6)
HD New Installations (0.2)        (0.4)
Total Capital Investment (6.0)        (4.5)
Free Cash Flow 2.4 $      22.6 $   0.06 $
Free Cash Flow Adjusted for:
Working Capital and Higher Interest Due to Swaps $19.7 $22.6 0.49 $

3.72x
3.44x
3.35x
* Debt, Net of Cash
Net Debt* & Leverage Ratio
($ in millions)
Debt Reduced by
$179 Million Since Q2 ‘09
Net Debt at $353.5 Million
Net Debt Leverage Ratio Reduced to 3.35x
- Significantly Below Covenant of 4.00x
Decreasing Debt

$500
$400
$300
Q2 '09
Q2 '10
Q2 '11

Q3 2011 Financial Guidance
Reflects:
Guest Entertainment Revenue Per Room -1% to -6% vs. Q3 ’10
Growth Initiatives Revenue Up 2% to 4% vs. Q3 ‘10

* Adjusted Operating Cash Flow Definition  - see slide 18
($ in millions except per-share data)
low high
Revenue 105 $  109 $
AOCF* 24 $     27 $
Net Income (Loss) Per Common Share (0.08) $ 0.02 $
Q3 '11

Reconciliation of Free Cash Flow
Cash from Operations
Less: Cash Used for Investing Activities, including Growth-Related Capital
Equals: Free Cash Flow
Reconciliation of Operating Income
to Adjusted Operating Cash Flow
Operating Income
Plus: Depreciation and Amortization
Plus: Amortization of Purchase Intangibles
Plus: Restructuring Charges and Integration Expenses
Plus: Share-Based Compensation
Plus: Debt Issuance Costs
Equals: Adjusted Operating Cash Flow